UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

X	Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

X	Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material under Rule 14a-12

JEWETT-CAMERON TRADING COMPANY LTD.
Name of Registrant as Specified In Its Charter

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X	No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.

Title of each class of securities to which transaction applies:

N/A

2.

Aggregate number of securities to which transaction applies:

N/A

3.

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

N/A

4.

Proposed maximum aggregate value of transaction:

N/A

5.

Total fee paid:

N/A

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.

Amount Previously Paid:

N/A

7.

Form, Schedule or Registration Statement No.:

N/A

8.

Filing Party:

N/A

9.

Date Filed:

N/A

JEWETT-CAMERON TRADING COMPANY LTD.
32275 NW Hillcrest
P.O. Box 1010
North Plains, Oregon   97133 USA
Telephone (503) 647-0110
Facsimile (503) 647-2272

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AT 10:00 A.M. ON JANUARY 10, 2014

The 2014 Annual General and Special Meeting of the Shareholders of Jewett-Cameron Trading Company Ltd. (the "Company") will be held at Suite 700 – 401 West Georgia Street, Vancouver, British Columbia, V6B 5A1, on Friday, January 10, 2014, at 10:00 a.m. (Pacific Time), for the following purposes:

1.

To receive the audited financial statements of the Company for the year ended August 31, 2013 and the report of the auditors thereon;

2.

To fix the number of directors at four;

3.

To elect directors for the ensuing year;

4.

To appoint Davidson & Company LLP, Chartered Accountants, as auditors of the Company for the ensuing year and to authorize the directors to fix the auditor's remuneration;

5.

To confirm, ratify and approve the rectification of corporate matters;

6.

To confirm, ratify and approve all actions of the directors and officers carried out on behalf of the Company during the preceding year;

7.

To vote, on an advisory basis, on the compensation of the Company's Named Executive Officers as set forth in the Compensation of Executive section of the Information Circular accompanying this Notice;

8.

To vote, on an advisory basis, on the frequency with which the Company should conduct future shareholder advisory votes on the compensation of the Company's Named Executive Officers;

9.

To consider any permitted amendments to or variations of any matter identified in this Notice; and

10.

To transact any such other business as may properly be brought before the Meeting or any adjournment thereof.

DATED at Vancouver, British Columbia, this 6th day of December, 2013.

BY ORDER OF THE BOARD OF DIRECTORS

 /s/ Donald M. Boone

Donald M. Boone

President and CEO

The Proxy Statement and Information Circular dated December 6, 2013, form of Proxy and Annual Report on Form 10K accompany this Notice.  The Proxy Statement and Information Circular contain details of matters to be considered at the Meeting.

A SHAREHOLDER WHO IS UNABLE TO ATTEND THE MEETING IN PERSON AND WHO WISHES TO ENSURE THAT SUCH SHAREHOLDER'S SHARES WILL BE VOTED AT THE MEETING IS REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY, OR ANOTHER SUITABLE FORM OF PROXY, AND DELIVER IT IN ACCORDANCE WITH THE INSTRUCTIONS SET OUT IN THE FORM OF PROXY AND IN THE INFORMATION CIRCULAR.

Jewett-Cameron Trading Company Ltd.

32275 NW Hillcrest
P.O. Box 1010
North Plains, Oregon, USA  97133
Telephone (503) 647-0110
Facsimile (503) 647-2272

INFORMATION CIRCULAR

Scheduled Mail Date: December 17, 2013

In this Proxy Statement and Information Circular, all references to "$" are references to United States dollars and all references to "C$" are references to Canadian dollars.  As at December 6, 2013, one Canadian dollar was equal to approximately $0.94 in U.S. Currency.

Solicitation of Proxies

This proxy statement and information circular (the “Information Circular”) is furnished in connection with the solicitation of proxies by the management of Jewett-Cameron Trading Company Ltd. (the “Company”) for use at the annual general and special meeting of shareholders (the "Shareholders") of the Company (the “Meeting”) to be held at 700 – 401 West Georgia Street, Vancouver, British Columbia, on Friday, January 10, 2014, at 10:00 a.m. (Pacific Time) and any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual General and Special Meeting of Shareholders.

The solicitation of proxies will be made primarily by mail, but proxies may be solicited on behalf of the Company by telephone or in person by directors, officers and regular employees.  If the solicitation of proxies is to be conducted by regular employees of the Company, the employee will promptly identify themselves as representatives of the Company, the purpose of their call, and, if so required, will provide the Shareholder(s) with a contact number so that the Shareholder(s) can confirm the employee's affiliation with the Company.  All costs of this solicitation will be borne by the Company.  The Company has made arrangements with the intermediaries to forward solicitation materials to the beneficial shareholders of record that are held on behalf of the beneficial owner by these intermediaries.  The Company plans to reimburse these intermediaries for disbursements and reasonable fees incurred by them in the provision of this service.

The Notice of the Meeting has been provided to the securities commissions in each jurisdiction where the Company is a reporting issuer under applicable securities laws.

In this Information Circular, references to the “Company”, “we” and “our” refer to Jewett-Cameron Trading Company Ltd.  “Common Shares” means common shares in the authorized capital structure of the Company.  “Beneficial Shareholders” means Shareholders who do not hold Common Shares in their own name and “intermediaries” refers to brokers, investment firms, clearing houses and similar entities that hold securities on behalf of Beneficial Shareholders.

Date of Information Circular

Information contained in this Information Circular is given as at December 6, 2013, unless otherwise indicated.

GENERAL PROXY INFORMATION

Revocability of Proxies

In addition to revocation in any other manner permitted by law, a registered shareholder who has given a proxy may revoke it by either:

(a)

executing a proxy bearing a later date; or

(b)

executing a valid notice of revocation, either of the foregoing to be executed by the registered shareholder or the shareholder’s authorized attorney in writing, or, if the shareholder is a company, under its corporate seal by an officer or attorney duly authorized, and by depositing the Proxy bearing a later date with Computershare Investor Services Inc., or at the address of the registered office of the Company at 700 - 401 West Georgia Street, Vancouver, British Columbia, V6B 5A1, at any time up to and including the last business day that precedes the day of the Meeting or, if the Meeting is adjourned, the date that precedes any reconvening thereof, or to the chair of the Meeting on the day of the Meeting or any reconvening thereof, or in any other manner provided by law; or

(c)

by the registered shareholder personally attending the Meeting and voting the registered shareholder’s Common Shares.

A revocation of a proxy will not affect a matter on which a vote is taken before the revocation.

Appointment of Proxyholders

A shareholder entitled to vote at the Meeting may, by means of a proxy, appoint a proxyholder or one or more alternate proxyholders, who need not be Shareholders, to attend and act at the Meeting for the shareholder on the shareholder’s behalf.

The individuals named in the accompanying form of proxy (the “Proxy”) are directors and/or officers of the Company (the “Management Designees”).  If you are a shareholder entitled to vote at the Meeting, you have the right to appoint a person, who need not be a shareholder, to attend and act for you and on your behalf at the Meeting other than either of the Management Designees. You may do so either by inserting the name of that other person in the blank space provided in the Proxy or by completing and delivering another suitable form of proxy.

A proxy will not be valid unless the completed, dated and signed Proxy is delivered to the office of Computershare Investor Services Inc., at 8th Floor, 100 University Avenue, Toronto, Ontario, M5J 2Y1, or by fax within North America to 1-866-249-7775 and outside North America to (416) 263-9524, or by telephone to 1-866-732-VOTE (8683) Toll Free or online at www.investorvote.com, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment thereof at which the Proxy is to be used.

Exercise of Discretion

The Management Designees named in the Proxy will vote or withhold from voting the shares represented thereby in accordance with the instructions of the shareholder on any ballot that may be called for.  The Proxy will confer discretionary authority on the nominees named therein with respect to:

(a)

each matter or group of matters identified therein for which a choice is not specified other than the appointment of an auditor and the election of directors,

(b)

any permitted amendment to or variation of any matter identified therein, and

(c)

any other matter that properly comes before the Meeting.

In respect of a matter for which a choice is not specified in the Proxy, the Management Designees will vote the Common Shares represented by the Proxy at their own discretion for the approval of such matter.

As of the date of this Information Circular, management of the Company knows of no amendment, variation or other matter that may come before the Meeting, but if any amendment, variation or other matter properly comes before the Meeting, each Management Designee intends to vote thereon in accordance with the Management Designee’s best judgment.

Proxy Voting Options

If you are a registered shareholder, you may elect to submit a proxy in order to vote whether or not you are able to attend the Meeting in person.  In order to vote by mail, you must complete, date and sign the Proxy and return it to the Company’s transfer agent, Computershare Investor Services Inc., at 8th Floor, 100 University Avenue, Toronto, Ontario, Canada M5J 2Y1, or by fax within North America to 1-866-249-7775 and outside North America to (416) 263-9524, or by telephone to 1-866-732-VOTE (8683) Toll Free or online at www.investorvote.com, at any time up to and including 10:00 a.m. (Pacific Time) on January 8, 2014.

Advice to Beneficial Shareholders of Common Shares

The information set forth in this section is of significant importance to many Shareholders, as a substantial number of Shareholders do not hold Common Shares in their own name.  Beneficial Shareholders should note that only Proxies deposited by Shareholders whose names appear on the records of the Company as the registered holders of Common Shares can be recognized and acted upon at the Meeting.

If Common Shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those Common Shares will not be registered in the shareholder’s name on the records of the Company.  Such Common Shares will more likely be registered under the names of the shareholder’s broker or an agent of that broker.  In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depositary Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms).

Intermediaries are required to seek voting instructions from Beneficial Shareholders in advance of Shareholders’ meetings unless the Beneficial Shareholders have waived the right to receive meeting materials.  Every intermediary has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Beneficial Shareholders in order to ensure that their Common Shares are voted at the Meeting.

If you are a Beneficial Shareholder, the Proxy supplied to you by your broker (or its agent) is similar to the Proxy provided to registered Shareholders by the Company.  However, its purpose is limited to instructing the intermediary how to vote on your behalf.  The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Communications Solutions Canada (“Broadridge”) in the United States and in Canada.  Broadridge mails a voting instruction form in lieu of a proxy provided by the Company.  The voting instruction form will name the Management Designees to represent you at the Meeting.  You have the right to appoint a person (who need not be a shareholder of the Company), other than the persons designated in the voting instruction form, to represent you at the Meeting.  To exercise this right, you should insert the name of the desired representative in the blank space provided in the voting instruction form.  The completed voting instruction form must then be returned to Broadridge by mail or facsimile or given to Broadridge by phone or over the internet, in accordance with Broadridge’s instructions.  Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Common Shares to be represented at the Meeting. If you receive a voting instruction form from Broadridge, you cannot use it to vote Common Shares directly at the Meeting.  It must be returned to Broadridge well in advance of the Meeting in order to have the Common Shares voted.

Although, as a Beneficial Shareholder, you may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of your broker (or agent of your broker), you may attend at the Meeting as proxyholder for your broker and vote the Common Shares in that capacity.  If you wish to attend at the Meeting and indirectly vote your Common Shares as proxyholder for your broker or have a person designated by you to do so, you should enter your own name, or the name of the person you wish to designate, in the blank space on the voting instruction form provided to you and return the same to your broker (or your broker’s agent) in accordance with the instructions provided by your broker (or agent), well in advance of the Meeting.

Alternatively, you may request in writing that your broker send you a legal Proxy which would enable you, or a person designated by you, to attend at the Meeting and vote your Common Shares.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the directors or executive officers of the Company, nor any person who has held such a position since the beginning of the last completed financial year end of the Company, nor any proposed nominee for election as a director of the Company, nor any associate or affiliate of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Meeting other than as disclosed herein.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

The board of directors (the “Board”) of the Company has fixed December 6, 2013, as the record date (the “Record Date”) for determination of persons entitled to receive notice of the Meeting.  Only Shareholders of record at the close of business on the Record Date who either attend the Meeting personally or complete, sign and deliver a Proxy in the manner and subject to the provisions described above will be entitled to vote or to have their Common Shares voted at the Meeting.

The Company is authorized to issue 21,567,564 Common Shares without par value and 10,000,000 preferred shares without par value of the Company.  As of Record Date, the Company had outstanding 3,134,936 fully paid and non-assessable Common Shares without par value, each Common Share carrying the right to one vote, and no outstanding preferred shares.  The Company has no other classes of voting securities except the Common Shares.

To the knowledge of the Directors and executive officers of the Company, only the following shareholders owned, directly or indirectly, or exercised control or direction over, shares carrying more than 10% of the outstanding voting rights of the Company:

Shareholder Name	Number of Shares Beneficially Owned, Controlled or Directed, Directly or Indirectly(1)(2)	Percentage of Outstanding Shares
Donald M. Boone	872,362	27.8%
Michael C. Nasser	304,058	9.7%

This information was supplied to the Company from insider reports and beneficial ownership reports filed with the SEC as well as SEDI, and from the beneficial shareholders themselves.

The holdings represent registered and beneficial ownership, and for the purposes hereof, beneficial ownership is presumed where sole voting and dispositive power is declared without disclaiming ownership.

FINANCIAL STATEMENTS

The audited financial statements of the Company for the year ended August 31, 2013, together with the Auditors' Report thereon, will be presented to the Shareholders at the Meeting.

In addition, the following documents have been filed with the securities commissions or similar regulatory authority in British Columbia and Ontario and are specifically incorporated by reference into, and form an integral part of, this Information Circular:

(a)

audited financial statements for the year ended August 31, 2013;

(b)

auditors report thereon; and

(c)

management's discussion and analysis for the year ended August 31, 2013.

Copies of documents incorporated herein by reference may be obtained by Shareholders upon request and without charge from the Company at P.O. Box 1010, North Plains, Oregon, USA 97133, Attention: Murray G. Smith, Chief Financial Officer.  These documents are also available online through the Internet under the Company's SEDAR profile, which can be accessed at www.sedar.com, and on EDGAR, which can be accessed at www.sec.gov.

VOTES NECESSARY TO PASS RESOLUTIONS

A simple majority of affirmative votes cast at the Meeting is required to pass the ordinary resolutions described herein.  Two-thirds of affirmative votes cast at the Meeting is required to pass the special resolutions set out at Proposal Four on page 23 of this Information Circular.  If there are more nominees for election as directors or appointment of the Company's auditor than there are vacancies to fill, those nominees receiving the greatest number of votes will be elected or appointed, as the case may be, until all such vacancies have been filled.  If the number of nominees for election or appointment is equal to the number of vacancies to be filled all such nominees will be declared elected or appointed by acclamation.

VOTING PROCEDURE

Quorum

A quorum for the transaction of business at the Meeting is at least two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the Meeting.

Broker Non-Votes

Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how their shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter.  Broker non-votes will be included in determining the presence of quorum at the Meeting.  However, a broker non-vote will not have any effect on the outcome for the election of directors.

Fix the Number of Directors

This resolution sets the number of directors at four to sit on the Board for the ensuing year.  You may vote "for" or "against."

Election of Directors

Directors must be elected by a majority of the votes present at the Meeting and entitled to be cast in the election.  As a shareholder, you may vote “for” or “withhold”.

Ratification of the Appointment of the Auditors

The appointment of the auditors is ratified if a majority of the votes present at the Meeting vote “for” the proposal.  You may vote “for” or “withhold.”

Rectification of Corporate Matters

All actions of the directors and officers to carry out the proposed corporate actions as more particularly detailed at Proposal Four on page 23 of this Information Circular will be approved and ratified, if two-thirds of the votes present at the Meeting vote "for" the proposal.  You may vote "for" or "against".

Acts and Deeds of Directors and Officers

All actions of the directors and officers carried out on behalf of the Company during the preceding year will be approved, if a majority of the votes present at the Meeting vote “for” the proposal. You may vote “for” or “against.”

Advisory Vote on the Approval of Executive Compensation

Approval, on an advisory basis, of the compensation of the Company’s named executive officers if a majority of the votes present at the Meeting vote “for” the proposal.  You may vote “for” or “against.”

Advisory Vote on the Frequency of Holding an Advisory Vote on Executive Compensation

To vote, on an advisory basis, on the frequency with which the Company should conduct future shareholder advisory votes on named executive officer compensation.  You may select a frequency of "one year", "two years", "three years" or "withhold".

Voting on Permitted Amendments or Variations of and any Other Matter that properly comes before the Meeting

Any permitted amendments to or Variations of and the approval of any other matters that may be submitted at the Meeting will be approved, if a majority of the votes present at the Meeting vote “for” the proposal.  You may vote “for” or “against.”

Proxyholders

Common Shares for which the Proxy is properly executed and returned will be voted upon at the Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted as follows: "FOR" the fixing of the number of directors at four; "WITHHOLD" the election of each of the nominees to the Board that are named in this Information Circular; "FOR" the ratification to appoint Davidson & Company LLP, Chartered Accountants as independent auditors of the Company for the ensuing financial year ending August 31, 2014; "FOR” the approval of the rectification of corporate matters; "FOR" the approval of all acts, deeds and business done by, and proceedings of, the directors and officers of the Company on behalf of the Company during the preceding year; “FOR” the approval of executive compensation; for a frequency of “ONE YEAR” with which the Company should conduct future shareholder advisory votes on named executive officer compensation; “FOR” the approval of any permitted amendments to or variations of any matter submitted at the Meeting; and “FOR” the approval to transact such further or other business as may properly come before the Meeting.  It is not expected that any matters other than those referred to in this Information Circular will be brought before the Meeting.  If, however, other matters are properly presented, the persons named as Proxyholders will vote in accordance with their discretion with respect to such matters.

PARTICULARS OF MATTERS TO BE ACTED UPON

PROPOSAL ONE: FIX NUMBER OF DIRECTORS
PROPOSAL TWO: ELECTION OF DIRECTORS

The Board proposes the number of directors of the Company be fixed at four (4) and the management nominees designated for election as directors of the Company include the following four (4) persons: Donald M. Boone, Ralph E. Lodewick, Frank G. Magdlen and Ted A. Sharp, each of whom will hold office until the conclusion of the next annual general meeting of the shareholders; and, if no director is elected, until a successor is duly elected, unless the office is vacated in accordance with the Articles/By-Laws of the Company.

Unless otherwise instructed, it is the intention of the Management Designees named as Proxyholders on the accompanying Proxy to vote shares represented by properly executed Proxies for the election of such nominees.  Although the Board anticipates that the four nominees will be available to serve as directors of the Company, if any of them should be unwilling or unable to serve, it is intended that the Proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board.

The following table sets out the names of the management nominees; their positions and offices in the Company; principal occupations; the period of time that they have been directors of the Company; and the number of shares of the Company which each beneficially owns or over which control or direction is exercised:

Nominee Position with the Company and Province/State and Country of Residence	Occupation, Business or Employment(2)	Director of the Company Since	Committee Membership	Common Shares Beneficially Owned, Directly or Indirectly, or Over Which Control of Direction is Exercised(1)
DONALD M. BOONE Director, President, CEO & Treasurer Oregon, USA	Mr. Boone was appointed President, CEO and Treasurer of the Company on July 9, 1987. He has also served as President of MSI-Pro Company since 1996, President of Greenwood Products since 2009, President and Treasurer of Jewett-Cameron Seed Company since 2000 and President and Treasurer of Jewett-Cameron Lumber Corporation, since September 1984.	July 9, 1987	None	872,362

RALPH E. LODEWICK Director Oregon, USA	Mr. Lodewick has been a director of the Company since February 2008. He is a retired businessman.	February 1, 2008	Audit Committee	Nil

FRANK G. MAGDLEN Director Oregon, USA

Mr. Magdlen has been a director of the Company since January 2013.  Since 1999, he has been managing investment banking activities at GarWood Securities, LLC and The Robins Group, LLC / Crown Point Group Ltd.  Mr. Magdlen is a Chartered Financial Analyst.

		January 18, 2013	Audit Committee	Nil

TED A. SHARP Director Oregon, USA

Mr. Sharp has been a director of the Company since August 2004.  Since August 2002, he has also been the Corporate Controller of Cherry City Electric of Salem, Oregon.  Mr. Sharp is a Certified Public Accountant.

		August 9, 2004	Audit Committee	Nil

(1)

The number of shares beneficially owned by the proposed nominees for directors, directly or indirectly, is based on information furnished by Computershare Investor Services Inc., the registrar and transfer agent of the Company, by the nominees themselves or from insider reports available on EDGAR at www.sec.gov.

(2)

The information as to principal occupation, business or employment and Common Shares beneficially owned or controlled is not within the knowledge of the management of the Company and has been furnished by the proposed nominees.

Biographies

Donald M. Boone has over 45 years of management experience and has been Chief Executive Officer of the Company since its beginning in 1987.  Before this time, Mr. Boone had a varied work history which includes working for Sunrise Forest Products, Oregon Pacific Industries, and Tektronix.

Ralph E. Lodewick has an extensive business and corporate governance background expanding over 44 years.  Past employers have included Tektronix, and he was the owner/operator of a number of businesses that catered to the art and music industries.  As an avid supporter of the arts, Mr. Lodewick has served as a director on the boards of City Arts and the Mt. Hood Festival of Jazz.   In addition, he has been a board member and board president of the Jazz Society of Oregon and the Multnomah Arts Center Association.

Frank G. Magdlen has over 41 years of business experience during which he held various financial services positions specializing in investment banking, research on small capitalization companies and portfolio management.  Mr. Magdlen has an MBA from University of Southern California, and an undergraduate degree from University of Portland.  Mr. Magdlen is a Chartered Financial Analyst.

Ted A. Sharp is Chairman of the Company's Audit Committee.  Since 1978, Mr. Sharp has been employed as a Certified Public Accountant; and since 2002, he has been Controller for Cherry City Electric in Salem, Oregon.  Previously, he has worked as Chief Financial Officer of Cord Communications, and before that he was employed for companies including Westower Communications.  Mr. Sharp is a graduate of the University of Oregon.

All of the proposed directors are residents of the United States of America.

Involvement in Certain Legal Proceedings

To the best of the knowledge of the Company, no proposed director is, or has, within the 10 years before the date of this Information Circular, been a director, chief executive officer or chief financial officer of any company that,

(a)

was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or

(b)

was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

No proposed director of the Company was, as at the date of the Information Circular, or has been within 10 years before the date of the Information Circular, a director or executive officer of any company (including Jewett-Cameron Trading Company Ltd.) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

No proposed director of the Company has, within the 10 years before the date of the information circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

No proposed director of the Company has been subject to (i) any penalties or sanctions imposed by a court relating to securities legislation or by a security regulatory authority or has entered into a settlement agreement with a securities regulatory authority, or (ii) any penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable shareholder in deciding whether to vote for that proposed director.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company's common shares as of December 6, 2013 by:

(i)

each director of the Company;

(ii)

each of the Named Executive Officers of the Company; and

(iii)

all directors and executive officers as a group.

Except as noted below, the Company believes that the beneficial shareholders of the Common Shares listed below, based on information furnished by such shareholders, have sole voting and investment power with respect to such Common Shares.

Name and Address of Beneficial Owner	Shares Beneficially Owned(1)	Percentage of Shares Beneficially Owned
DONALD M. BOONE Director, President, CEO & Treasurer 12615 S.W. Parkway Portland, Oregon 97225 USA	872,362	27.8%
MICHAEL L. NASSER Corporate Secretary 3150 SW 72nd Street Portland, Oregon USA 97225	304,058	9.7%
MURRAY G. SMITH CFO 13318 Hidden Bay Court Lake Oswego, Oregon USA 97035	Nil	0%
RALPH E. LODEWICK Director 5945 NW Sewell Road Hillsboro, Oregon USA 97124	Nil	0%
FRANK G. MAGDLEN Director 13620 SE Maple Lane Milwaukie, Oregon USA 97222	Nil	0%
TED A. SHARP Director 428 North Crystal Springs Ln. Keizer, Oregon USA 97303	Nil	0%
All officers and directors (5 persons)	1,176,420	37.5%

(1)

Based on information obtained from publicly filed insider reports and from the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Shares and other equity securities of the Company.  Directors, executive officers and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

To the best of the Company's knowledge, based solely on a review of the Form 3 and Form 4, furnished to it during its most recently completed financial year, the Company believes that during the financial year ended August 31, 2013, its directors, executive officers and greater than 10% shareholders complied with all Section 16(a) filing requirements of the Securities Exchange Act of 1934.

DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the members and nominees of the Board and the Executive Officers of the Company as of the Record Date:

Name	Age	Position	Position Held Since
Donald M. Boone	73	Director President Chief Executive Officer Treasurer	July 1987 July 1987 July 1987 July 1987
Ralph E. Lodewick	78	Director	February 2008
Frank G. Magdlen	66	Director	January 2013
Michael C. Nasser	67	Corporate Secretary	July 1987
Ted A. Sharp	65	Director	August 2004
Murray G. Smith	42	Chief Financial Officer	September 2009

All of the officers and nominated directors identified above have consented to act as officers and/or directors of the Company.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

There are no family relationships amongst any of the existing directors or executive officers of the Company.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During the period from December 10, 2012 and the date hereof, the Board held 9 directors’ meetings.  All other matters which required board approval were unanimously consented to in writing by all of the directors of the Company.

Audit Committee

The Board has established an Audit Committee.  The Audit Committee reports directly to the Board.  The functions performed on behalf of the Board by the Audit Committee are summarized below.

The Audit Committee is responsible for recommending the appointment of independent accountants; reviewing the arrangement for and scope of the audit by independent accountants; reviewing the independence of the independent accountants; considering the adequacy of the system of internal accounting controls and reviewing any proposed corrective actions; reviewing and monitoring the Company's policies relating to ethics and conflicts of interests and discussing with management and the independent accountants the draft of annual and quarterly financial statements and other key accounting and/or reporting matters.

The Audit Committee is comprised of three directors, all of whom are considered independent directors: Ralph E. Lodewick, Frank G. Magdlen and Ted A. Sharp.  All members of the Audit Committee must meet the "independence" tests under National Instrument 52-110 Audit Committees ("NI 52-110").  Within the meaning of NI 52-110, each member of the Audit Committee is considered financial literate.

In the course of its oversight of the Company's financial reporting process, the directors have: (1) reviewed and discussed with management the audited financial statements for the year ended August 31, 2013; (2) received the auditor's report from Davidson & Company LLP, Chartered Accountants, independent auditors, on the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees”; (3) received the written disclosures and the letter from the auditors required by Independence Standards Board Statement No. 1, “Independence Discussions with Audit Committee”; and (4) considered whether the provision of non-audit services by the auditors is compatible with maintaining their independence and has concluded that it is compatible at this time.

Based on the Audit Committee's foregoing review and discussions, the Board has concluded that the audited financial statements should be included in the Annual Report on Form 10-K for the year ended August 31, 2013 and filed with the SEC.

Charter

The Company has adopted a charter (the “Charter”) of the Audit Committee of the Board, which is attached as Schedule “A” to this Information Circular.

Relevant Education and Experience

All of the current members of the Audit Committee have served as directors and senior officers on other boards under which they have faced the breadth and level of complexity of issues which can reasonably be expected to be raised by financial statements of this Company.  In such capacities, the members of the Audit Committee have developed an understanding of the accounting principles used by the Company in the preparation of its financial statements and those principles used in connection with the accounting for estimates, accruals and reserves and of internal controls and procedures used in the processes for financial reporting.

Audit Committee Oversight

At no time since the commencement of the Company's most recently completed financial year was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the Board of Directors.

Pre-Approval Policies and Procedures

The Audit Committee has adopted specific policies and procedures for the engagement of non-audit services as described in the Company’s Audit Committee Charter.

External Auditor Service Fees

The Audit Committee has reviewed the nature and amount of the non-audited services provided by Davidson & Company LLP, Chartered Accountants, to the Company to ensure auditor independence.  Fees incurred for audit and non-audit services in the last two fiscal years for audit fees are outlined in the following table:

Nature of Services	Fees Paid to Auditor in Year Ended August 31, 2013	Fees Paid to Auditor in Year Ended August 31, 2012
Audit Fees(1)	$90,000	$90,350
Audit-Related Fees(2)	$Nil	$Nil
Tax Fees(3)	$3,500	$1,000
All Other Fees(4)	$24,750	$24,750
Total	$118,250	$116,100

(1)

“Audit Fees” include fees necessary to perform the annual audit of the Company’s consolidated financial statements.  Audit Fees include fees for review of tax provisions and for accounting consultations on matters reflected in the financial statements.  Audit Fees also include audit or other attest services required by legislation or regulation, such as comfort letters, consents, reviews of securities filings and statutory audits.

(2)

“Audit-Related Fees” include services that are traditionally performed by the auditor.  These audit-related services include employee benefit audits, due diligence assistance, accounting consultations on proposed transactions, internal control reviews and audit or attest services not required by legislation or regulation.

(3)

“Tax Fees” include fees for all tax services other than those included in “Audit Fees” and “Audit-Related Fees”.  This category includes fees for tax compliance, tax planning and tax advice.  Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions, and requests for rulings or technical advice from tax authorities.

(4)

“All Other Fees” include all other non-audit services.

All Other Fees - Non-audit Services

Since the commencement of the Company's most recently completed financial year, the Audit Committee has approved all non-audit services provided by Davidson & Company LLP, Chartered Accountants, which non-audit services fees represented costs for the reviews of the Company's quarterly financial reporting on Form 10Q.  The cost to the Company for each review of the Form 10Q was $8,250 for an aggregate total of $24,750.

COMPENSATION OF EXECUTIVE OFFICERS

Compensation Discussion and Analysis

Compensation

At the present time, the Company does not have a Compensation Committee and the board of directors (the "Board") as a whole performs the equivalent functions.  As at the end of the financial year ended August 31, 2013, the Board was comprised of Donald M. Boone, Ralph E. Lodewick, Frank G. Magdlen and Ted A. Sharp.  As disclosed herein, Donald M. Boone also serves as President, CEO and Treasurer of the Company and, as such, does not vote on any compensation payable to himself by the Company.

As in prior years, judgments regarding executive compensation for fiscal 2013 have been primarily based upon the Board's assessment of each executive officer’s leadership performance and their potential to enhance long-term shareholder value.  The Board relies mostly on each director's business acumen and is not bound by rigid guidelines, formulas or short-term changes in the share price when determining the amount and mix of elements regarding compensation payable for each executive officer.

Key factors that affect the Board's overall decision include the nature and scope of the executive officers’ responsibilities, their effectiveness in leading the Company's initiatives to increase customer value as well as productivity and growth, ensure compliance with applicable state and federal laws and the ethics policies of the Company.

Based on all these factors, which the Board considers relevant in making its determination of compensation payable, and in light of the Company's strong financial and operating performance, the Board believes it has been in the shareholders’ best and long-term interests of the Company to ensure that the overall level of salary is commensurate with overall performance and in keeping with the Company's ability to retain key members of management team.

The Board's decisions concerning specific elements of fiscal 2013 compensation for individual executive officers, including the Chief Executive Officer, includes consideration of the executive officer's level of responsibility, their overall performance and current salary.  As noted above, in all cases, the specific decisions involving the fiscal 2013 executive officer's compensation are ultimately based upon the Board's judgment about an individual executive officer’s performance, their potential for future contributions and, more importantly, whether each particular payment or award provides an appropriate incentive and recompense for a performance that will sustain and enhance long-term shareholder value.

The Board's determination for Mr. Boone’s remuneration as President, CEO and Treasurer was set many years ago.  Mr. Boone's compensation has remained unchanged at his request and remains below the competitive rates paid to similar executives.

PERFORMANCE GRAPH

The Company has voluntarily delisted its Common Shares on the Toronto Stock Exchange on October 11, 2012.  The Company is listed on the NASDAQ Capital Market (U.S.) under the symbol JCTCF.  The following graph compares the annual percentage change in the Company’s cumulative total shareholder return on its Common Shares with the cumulative total return on the S&P 500 Index (the “S&P 500”) over the period from August 31, 2008 through August 31, 2013.  The graph illustrates the cumulative return on a $100 investment in Common Shares made on August 31, 2008 as compared with the cumulative return on a $100 investment in the S&P 500 made on August 31, 2008.  Any dividends declared on Common Shares are assumed to be reinvested.  The performance of the Common Shares of the Company as set out in the graph below does not necessarily indicate future price performance.

	2008	2009	2010	2011	2012	2013
JCTCF	100	80	93	124	138	357
S&P 500	100	80	82	95	110	127

Executive Compensation

In this section “Named Executive Officer” means the chief executive officer (the "CEO"), the chief financial officer (the "CFO") and each of the three most highly compensated executive officers, other than the CEO and CFO, who were serving as executive officers at the end of the most recently completed financial year and whose total compensation exceeds C$150,000 as well as any additional individuals for whom disclosure would have been provided except that the individual was not serving as an officer of the Company at the end of the most recently completed financial year end.

Donald M. Boone, the Company's CEO; Murray Smith, the Company's CFO; and Michael C. Nasser, the Company's Corporate Secretary are the “Named Executive Officers” of the Company for the purposes of the following disclosure.  There are no other executive officers of the Company whose total compensation exceeded C$150,000 in the fiscal year ended August 31, 2013.  The compensation paid to the Named Executive Officers during the Company’s last three financial years ended August 31 is set out below:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Share-based awards ($)	Option-based awards(1) ($)	Non-equity incentive plan compensation ($)		Pension value ($)	All other Compen-sation ($)(2)	Total Compen-sation ($)
					Annual incentive plans ($)	Long-term incentive plans ($)
Donald M. Boone(3) CEO	2013 2012 2011	$36,000 $36,000 $36,000	$ Nil $ Nil $ Nil	$ Nil $ Nil $ Nil	$ Nil $ Nil $ Nil	$ Nil $ Nil $ Nil	$ Nil $ Nil $ Nil	$5,159 $1,440 $3,960	$41,159 $37,440 $39,960
Michael C. Nasser Corporate Secretary	2013 2012 2011	$177,000 $177,000 $177,000	$ Nil $ Nil $ Nil	$ Nil $ Nil $ Nil	$50,000 $50,000 $60,000	$ Nil $ Nil $ Nil	$ Nil $ Nil $ Nil	$8,598 $2,400 $9,400	$235,598 $229,400 $246,400
Murray Smith CFO	2013 2012 2011	$87,000 $87,000 $87,000	$ Nil $ Nil $ Nil	$ Nil $ Nil $ Nil	$ Nil $ Nil $ Nil	$ Nil $ Nil $ Nil	$ Nil $ Nil $ Nil	$8,598 $2,400 $6,090	$95,598 $89,400 $93,090

(1)

The fair value of the option-based awards was determined on the grant date using the Black-Scholes option pricing model. The Company uses the Black-Scholes option pricing model because it is a widely used and generally accepted method of estimating the fair value of stock options for accounting purposes.

(2)

All other compensation includes contributions made on behalf of the Named Executive Officers to the Employee Stock Ownership Plan to Mr. Boone (August 31, 2013: $0; August 31, 2012: $0; August 31, 2011: $2,520), Mr. Nasser (August 31, 2013: $0; August 31, 2012: $0; August 31, 2011: $7,000), and Mr. Smith (August 31, 2013: $0; August 31, 2012: $0; August 31, 2011: $6,090) as well as contributions made to the 401(k) Plan to Mr. Boone (August 31, 2013: $5,159; August 31, 2012: $1,440; August 31, 2011: $1,440), Mr. Nasser (August 31, 2013: $8,598; August 31, 2012: $2,400; August 31, 2011: $2,400), and Mr. Smith (August 31, 2013: $8,598; August 31, 2012: $2,400; August 31, 2011: $0).

(3)

Donald M. Boone also serves or served as a director of the Company and receives compensation for services as a director, and that compensation has been included in the figures provided in this Summary Compensation Table.  Amounts, if any, which relates to the director role are disclosed in subsequent footnotes hereunder.

There was no other compensation paid to the Named Executive Officers during the most recently completed financial year ended August 31, 2013.

Outstanding Share-Based Awards and Option-Based Awards

The following tables provide information regarding all share-based and option-based awards outstanding as at August 31, 2013.

	Option-based Awards				Share-based Awards
Name (a)	Number of securities underlying unexercised options (#) (b)	Option exercise price ($) (c)	Option expiration date (d)	Value of unexercised in-the-money options ($) (e)	Number of shares or units of shares that have not vested (#) (f)	Market or payout value of share-based awards that have not vested ($) (g)
Donald M. Boone CEO	Nil	$ Nil	N/A	N/A	Nil	$ Nil
Michael C. Nasser Corporate Secretary	Nil	$ Nil	N/A	N/A	Nil	$ Nil
Murray G. Smith CFO	Nil	$ Nil	N/A	N/A	Nil	$ Nil

Incentive Plan Awards - Value Vested or Earned During the Year

An "incentive plan" is any plan providing compensation that depends on achieving certain performance goals or similar conditions within a specified period.  An "incentive plan award" means compensation awarded, earned, paid or payable under an incentive plan.

Name (a)	Option-based awards – Value vested during the year ($) (b)	Share-based awards – Value vested during the year ($) (c)	Non-equity incentive plan compensation – Value earned during the year ($) (d)
Donald M. Boone CEO	$ Nil	$ Nil	$ Nil
Michael C. Nasser Corporate Secretary	$ Nil	$ Nil	$50,000
Murray G. Smith CFO	$ Nil	$ Nil	$ Nil

Termination of Employment, Change in Responsibilities and Employment Contracts

There are no employment contracts between the Company and the Named Executive Officers except as described under the heading "Management Contracts".

There are no compensatory plans, contracts or arrangements between the Company and any Named Executive Officer, where the Named Executive Officer is entitled to receive more than C$50,000 from the Company, including periodic payments or instalments, in the event of:

(a)

the resignation, retirement or any other termination of employment of the Named Executive Officer’s employment with the Company;

(b)

a change of control of the Company; or

(c)

a change of the Named Executive Officer’s responsibilities following a change in control.

Pension Arrangements

The Company does not have any pension arrangements in place for the Named Executive Officers.

Compensation of directors

The Company currently has four directors, one of which is also a Named Executive Officer.  For a description of the compensation paid to the Company's Named Executive Officer(s) who also act as directors, see "Summary Compensation Table".

Other than as disclosed elsewhere in this Information Circular, no director of the Company who is not a Named Executive Officer has received, during the most recently completed financial year, compensation pursuant to:

(a)

any standard arrangement for the compensation of directors for their services in their capacity as directors, including any additional amounts payable for committee participation or special assignments;

(b)

any other arrangement, in addition to, or in lieu of, any standard arrangement, for the compensation of directors in their capacity as directors except for the granting of stock options; or

(c)

any arrangement for the compensation of directors for services as consultants or experts.

The Company may grant incentive stock options to directors and employees of the Company from time to time in accordance with the applicable securities legislation pursuant to British Columbia Securities Commission and the Ontario Securities Commission.  As of December 6, 2013, the Company has no stock options outstanding.

Director Compensation Table

The compensation paid to the directors, other than the Named Executive Officers, during the Company’s most recently completed financial year is as set out below:

Name (a)	Fees earned ($) (b)	Share-based awards ($) (c)	Option-based awards ($) (d)	Non-equity incentive plan compensation ($) (e)	Pension value ($) (f)	All other compensation ($) (g)	Total ($) (h)
Ted A. Sharp	$3,100	$ Nil	$ Nil	$ Nil	$ Nil	$ Nil	$3,100
Jeffrey G. Wade(1)	$3,100	$ Nil	$ Nil	$ Nil	$ Nil	$ Nil	$3,100
Ralph E. Lodewick	$3,100	$ Nil	$ Nil	$ Nil	$ Nil	$ Nil	$3,100
Frank G. Magdlen(2)	$Nil	$ Nil	$ Nil	$ Nil	$ Nil	$ Nil	$Nil

(1)

Jeffrey G. Wade served as a director of the Company from March 9, 2007 to January 18, 2013.

(2)

Frank G. Magdlen was appointed as a director of the Company on January 18, 2013.

Narrative Discussion

Other than amounts already included in the above table, the Company has no arrangements, standard or otherwise, pursuant to which directors are compensated by the Company or its subsidiaries for their services in their capacity as directors, or for committee participation, involvement in special assignments or for services as consultant or expert during the most recently completed financial year or subsequently, up to and including the date of this Information Circular.

Incentive Plan Awards - Outstanding Share-Based Awards and Option-Based Awards

The following table sets forth information concerning all awards outstanding under incentive plans of the Company pursuant to which compensation that depends on achieving certain performance goals or similar conditions within a specified period, at the end of the most recently completed financial year, including awards granted before the most recently completed financial year, to each of the Directors who are not Named Executive Officers:

	Option-based Awards				Share-based Awards
Director Name (a)	Number of securities underlying unexercised options (#) (b)	Option exercise price ($) (c)	Option expiration date (d)	Value of unexercised in-the-money options ($) (e)	Number of shares or units of shares that have not vested (#) (f)	Market or payout value of share-based awards that have not vested ($) (g)
Ted A. Sharp	Nil	$ Nil	N/A	N/A	Nil	$ Nil
Jeffrey G. Wade(1)	Nil	$ Nil	N/A	N/A	Nil	$ Nil
Ralph E. Lodewick	Nil	$ Nil	N/A	N/A	Nil	$ Nil
Frank G. Magdlen	Nil	$ Nil	N/A	N/A	Nil	$ Nil

(1)

Jeffrey G. Wade served as a director of the Company from March 9, 2007 to January 18, 2013.

Incentive Plan Awards - Value Vested or Earned During the Year

The value vested or earned during the most recently completed financial year of incentive plan awards granted to Directors who are not Named Executive Officers are as follows:

Name (a)	Option-based awards – Value vested during the year ($) (b)	Share-based awards – Value vested during the year ($) (c)	Non-equity incentive plan compensation – Value earned during the year ($) (d)
Ted A. Sharp	$ Nil	$ Nil	$ Nil
Jeffrey G. Wade	$ Nil	$ Nil	$ Nil
Ralph E. Lodewick	$ Nil	$ Nil	$ Nil
Frank G. Magdlen	$ Nil	$ Nil	$ Nil

CORPORATE GOVERNANCE

General

National Instrument 58-101 Disclosure of Corporate Governance Practices (“NI 58-101”) requires issuers to disclose the corporate governance practices that have been adopted according to guidance provided pursuant to National Policy 58-201 Corporate Governance Guidelines (“NP 58-201”).

The Board believes that good corporate governance improves corporate performance and ultimately benefits all Shareholders.  The Canadian Securities Administrators (the “CSA”) have adopted NP 58-201, which provides non-prescriptive guidelines on corporate governance practices for reporting issuers.  In addition, the CSA has implemented NI 58-101, which prescribes certain disclosure by reporting issuers of its corporate governance practices.  This section sets out the Company’s approach to corporate governance and addresses the Company’s compliance with NI 58-101.

The Company is also subject to the requirements of the U.S. Sarbanes-Oxley Act and the requirements of NASDAQ as well as comparable requirements under Canadian provincial securities legislation, including those relating to the certification of financial and other information prepared by or under the direction of the Company’s chief executive officer and chief financial officer; oversight of the Company’s external auditors; enhanced independence criteria for audit committee members, the pre-approval of permissible non-audit services to be performed by the Company’s external auditors; and the establishment of procedures for the anonymous submission of complaints regarding the Company’s accounting practices (commonly known as whistleblower procedures).  The Company has established a Whistleblower Policy which was adopted by the Board on April 10, 2008.  Details of the Whistleblower Policy are posted under the heading, Investor Relations on the Company's website at www.jewettcameron.com.

The Board believes that sound corporate governance practices are essential to the effective, efficient and prudent operation of the Company and for the enhancement of shareholder value.  It is anticipated that the frequency of Board meetings may be increased and the nature of the agenda items may be changed depending upon the state of the Company’s affairs and in light of opportunities and risks which the Company may face.  The directors are kept abreast of the Company’s operations at Board meetings as well as through updates, reports and discussions with management.

Pursuant to the requirements of NI 58-101, the Company is required to provide disclosure in this Information Circular of its corporate governance practices in accordance with Form 58-101F1, which are as follows.

Board of Directors

Within the meaning of NI 58-201, a majority of the members of the Company’s current Board are considered "independent".  Mr. Lodewick, Mr. Magdlen and Mr. Sharp are considered independent.  To encourage active participation from its independent members, the Board facilitates candid communication at Board meetings through open discussions and by prompting independent members for input on all issues brought before the Board.

The remaining member of the Board, Mr. Boone, is considered not independent as he is also an officer of the Company.  Further, Mr. Boone acts as the Chair of the Board.  As Chair, Mr. Boone is responsible for the oversight of all Board meetings and, in his duties, he provides strong leadership to the Board and the management thereof; he acts as a liaison between the Board and the Company's management and he represents himself on behalf of the Company to external groups.

The Board provides leadership for its independent directors by ensuring that they understand their responsibilities and those of management and by encouraging the Board to work as a cohesive team.

During the most recently completed financial year, none of the existing directors or proposed directors of the Company were directors of any other reporting issuers.

The following table summarizes the attendance record of each director for each meeting of the directors from December 10, 2012 until December 6, 2013:

Name	Number of Meetings Attended	Percentage of Meetings
Donald M. Boone	9	100%
Ralph E. Lodewick	8	89%
Frank Magdlen	7	100%
Ted A. Sharp	9	100%
Jeffrey G. Wade	2	100%

During the past financial year ended August 31, 2013 and up to December 6, 2013, the Board also passed, by unanimous consent, written resolutions on 5 occasions executed by all of the directors.

Board Mandate

At the present time, the Board does not have a written mandate.  The Board is responsible for the general supervision and management of the Company and its business.  Throughout the year, the Board discharges its responsibilities directly or through its only standing committee, the Audit Committee.  The Board meets on a regular basis during which it reviews current business operations, corporate governance procedures and the financial results of the Company.

Position Descriptions

The Board has not yet prepared written descriptions for the positions of Chair of the Board and the Chief Executive Officer.  The Chair of the Board presides over all meetings of the directors and shareholders, initiates the calling of directors' meetings and sets the agenda for directors' meetings as well as acts as a liaison between the Board and other members of management.  The Chief Executive Officer’s primary role is to manage the Company in an effective, efficient and forward-looking way, to fulfill the priorities, goals and objectives as determined by the Board and within the context of the Company's plans, and responsibilities, with a view to increasing shareholder value.  The Chief Executive Officer reports directly and is responsible to the Board.

Further, the Board has not yet adopted position descriptions for the chair of the Audit Committee.  However, the chair of the Audit Committee is responsible on an informal basis for ensuring that an agenda is set for each applicable Audit Committee meeting and that the Audit Committee properly discharges its mandate.

Orientation and Continuing Education

The Board is responsible for establishing measures in connection with the orientation of new Board members regarding the role of the Board, its directors, any applicable committees of the Board and the nature and operation of the Company’s business.  From time to time, the Board will consider making recommendations regarding the provision of continuing education for its Board members.

Code of Business Conduct and Ethics

The Company and the Board are committed to maintaining the highest standards of business conduct and ethics.  Toward this end, the Board has adopted a formal code of business conduct and ethics for its directors and officers (the "Code of Ethics"), which reflects the business practices and principles of behaviour that support this commitment and in respect of which it monitors compliance.  The Code of Ethics is available under the heading, Investor Relations on the Company's website at www.jewettcameron.com.  A copy of the Code of Ethics is also available upon request from the Company’s head office, North Plains, Oregon.  Since its implementation on April 10, 2008, there have been no material deviations from the Code of Ethics which may require the filing of a material change report.

Nomination of directors

The Board is comprised of a majority of independent directors and is responsible for, amongst other things, the identification of new candidates for nomination to the Board.  Presently, the Board analyzes the needs of the Board when a vacancy arises and identifies and recommends potential candidates for consideration as Board members.  In order to encourage an objective nomination process, the Board may from time to time seek outside assistance.  The Board has no standing nominating committee.

Compensation

The Company currently does not have a compensation committee of the Board.  The Board as a whole is responsible for, among other things, making recommendations regarding the appropriate level of compensation payable to the Company’s directors and executive officers.  The process by which the Board determines executive compensation is set out under "Compensation of Executive Officers".  Regarding compensation payable to Mr. Boone, Mr. Boone excuses himself from all discussions on executive compensation payable to the Chief Executive Officer.

During the most recently completed financial year ended August 31, 2013, the Company paid a cash consideration to certain directors of the Company for director's services during the financial year ended August 31, 2013: Ralph E. Lodewick, $3,100 (August 31, 2012: $3,100), Ted A. Sharp, $3,100 (August 31, 2012: $3,100), Jeffrey G. Wade, $3,100 (August 31, 2012: $3,100), and Frank G. Magdlen, $Nil (August 31, 2012: N/A).  The Company has no standard arrangement pursuant to which directors are compensated by the Company for the provision of services in their capacity as directors, except for the granting of incentive stock options, from time to time, on terms and conditions acceptable to the regulatory authorities of Canada, notably the Ontario Securities Commission and the British Columbia Securities Commission.  The Company has granted no incentive stock options to directors, including directors who are Named Executive Officers (as defined herein) during the most recently completed financial year ended August 31, 2013 (August 31, 2012: 0).

Board Assessments

The Chair of the Board will provide oversight on the evaluation of the Board, and of its committees as applicable.  The Chair will receive comments from all directors and reports to the Board, as necessary.  All directors are free to make suggestions on the improvement of the Board’s practices at any time and are encouraged to do so.

On an annual basis, the Chair of the Board is responsible for reviewing the requisite skills and characteristics of prospective Board members as well as the composition of the Board as a whole.

Other Board Committees

The Board has no other standing committees other than the Audit Committee.

Assessments

The Board monitors the adequacy of information given to directors, communication between the Board and management, and the strategic direction and processes of the Board and its committees.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

Employee Stock Ownership Plan

Effective August 31, 1995, the Company established an Employee Stock Ownership Plan (the "ESOP") pursuant to the Employee Retirement Income Security Act of 1974 (United States) for the benefit of all U.S. employees who were employed by the Company on August 31, 1995 and whom had at least 1,000 hours with the Company during fiscal 1995.  The establishment of the ESOP resulted in the Company forming a trust, which in turn purchased from the Company's treasury 202,500 Common Shares at a price of C$2.22 per share on August 31, 1995.

The ESOP covers all eligible U.S. employees who are employed by the Company on August 31 of each year and who have at least 1,000 hours with the Company in the twelve months preceding that date.  The ESOP formerly granted to participants in the ESOP certain ownership rights in, but not possession of, the Common Shares of the Company held by the Trustee of the Plan.  The Company’s CEO is the sole Trustee for the ESOP.  Common Shares were allocated annually to participants in the ESOP pursuant to a prescribed formula.  The amount of Common Shares allocated to each employee was equal to the employee's portion of the Company's overall payroll expressed in percentage terms.  There are no un-funded liabilities.

On February 17, 2003, shareholders approved the issuance of up to 225,000 common shares from treasury to the ESOP.

The ESOP compensation expense for the following five financial years ended August 31 was:

2009	2010	2011	2012	2013
$164,118	$146,677	$141,518	$0	$0

The ESOP shares allocated for the following five financial years ended August 31 were:

2009	2010	2011	2012	2013
414,598	349,456	224,939	0	0

The Named Executive Officers are participants in the ESOP.  As at the financial years ended August 31, 2013 and 2012, no Common Shares or Dollars were credited to the accounts of Mr. Boone, Mr. Nasser, and Mr. Smith with the ESOP.

Beginning in the financial year ended August 31, 2008, the compensation expense associated with the ESOP has been invested on behalf of the plan participants in the Vanguard Star Fund, which is a low cost, broadly diversified mutual fund that owns both stocks and bonds.  This move by the Company was designed to provide plan participants with some degree of diversification in their ownership stake in the ESOP.  During fiscal 2011 and 2012, all of the Company’s shares held by the ESOP were sold, with the majority repurchased by the Company and cancelled under the 10b5-1 share repurchase plans.  Effective June 30, 2012, the ESOP has been terminated, subject to the approval of the Internal Revenue Service.  No further contributions shall be made to the ESOP.  On October 18, 2013, the Internal Revenue Service issued a favorable determination letter for the termination of the ESOP, and the Plan is in process of distributing the remaining assets to participants.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders	N/A	N/A	N/A
Equity compensation plans not approved by securityholders	N/A	N/A	N/A
Total	N/A	N/A	N/A

401(k) Plan

The Company has a deferred compensation 401(k) plan (the "401(k) Plan") to allow for a non-elective discretionary contribution based on the first $60,000 of eligible income.

The Company’s aggregate contribution to the 401(k) Plan for the following five financial years each ended August 31, was:

2009	2010	2011	2012	2013
$64,105	$75,366	$53,432	$186,906	$200,723

There are no un-funded liabilities.

The contributions for the following Named Executive Officers for the following five financial years ended August 31 were:

Name	2009	2010	2011	2012	2013
Donald M. Boone	$1,080	$270	$1,440	$1,440	$5,159
Michael C. Nasser	$3,000	$Nil	$2,400	$2,400	$8,598
Thomas Rice(1)	$1,890	$194	N/A	N/A	N/A
Murray G. Smith	N/A	$Nil	$Nil	$2,400	$8,598

(1)

Messrs. Rice and Smith all served in the capacity of CFO of the Company.  Mr. Rice was CFO from March 2009 to September 2009 and Mr. Smith was appointed CFO in September 2009.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

Except as set out below, no director, executive officer, employee or former director, executive officer or employee of the Company was indebted to the Company as at the date hereof or at any time during the most recently completed financial year of the Company.

An employee, other than a director or executive officer, is indebted to one subsidiary of the Company in the aggregate amount of $15,000.  The indebtedness is not related to the purchase of securities.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

An “informed person” means: (a) a director or executive officer of the Company; (b) a director or executive officer of a person or company that is itself an informed person or subsidiary of the Company; (c) any person or company who beneficially owns, directly or indirectly, voting securities of the company or who exercises control or direction over voting securities of the Company or a combination of both carrying more than 10% of the voting rights other than voting securities held by the person or company as underwriter in the course of a distribution; and (d) the Company itself, if and for so long as it has purchased, redeemed or otherwise acquired any of its shares.

Since the commencement of the Company’s most recently completed financial year, no informed person of the Company, nominee for director or any associate or affiliate of an informed person or nominee, had any material interest, direct or indirect, in any transaction, in any transaction or any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries.

MANAGEMENT CONTRACTS

There are no other management functions of the Company or any of its subsidiaries which are to any substantial degree performed other than by the directors or executive officers of the Company or its subsidiaries.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” FIXING THE NUMBER OF DIRECTORS AT FOUR (4) AND A VOTE “FOR” FOUR (4) MANAGEMENT NOMINEES FOR THE BOARD OF DIRECTORS OF THE COMPANY UP AND UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS.

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Shareholders will be requested to vote to ratify the re-appointment of Davidson & Company LLP, Chartered Accountants, of 1200 – 609 Granville Street, P.O. Box 10372, Pacific Centre, Vancouver, British Columbia, as independent auditors for the Company and to authorize the directors to fix their remuneration.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RE-APPOINTMENT OF DAVIDSON & COMPANY LLP, CHARTERED ACCOUNTANTS, AS JEWETT-CAMERON'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING AUGUST 31, 2014 AND TO AUTHORIZE THE DIRECTORS TO FIX THE REMUNERATION OF SAID AUDITORS.

PROPOSAL FOUR
RECTIFICATION OF CORPORATE MATTERS

At the January 24, 1997 Annual General Meeting of the Shareholders of the Company, special resolutions were passed to create 10,000,000 Preferred shares without par value (the "Preferred Shares"), with special rights and restrictions attached thereto. A Form 21, Special Resolution, was filed with the BC Registry effective on February 12, 1997 to effect the creation of the Preferred Shares and to attach a Schedule "B" setting out the special rights and restrictions as attached to the Preferred shares (the "Special Rights").

At the January 28, 2005 Annual and Extraordinary General Meeting (the "AEGM") of the Shareholders of the Company, special resolutions were passed to cancel the existing Articles of the Company and to adopt new Articles as presented to the Shareholders at the AEGM. The adoption of the new form of Articles took effect as of February 7, 2005, the date of filing of a Notice of Alteration for the Company with respect to the removal of Pre-Existing Company Provisions.  The new Articles as adopted at the AEGM and as effected as at February 7, 2005 erroneously omitted the inclusion of the Special Rights (the "Omission").

The Omission was innocent and not intentional and occurred through inadvertence and not as a result of any bad faith on the part of the directors of the Company.  The Board of Directors confirms that no Preferred Shares have ever been issued and would like seek Shareholder approval:

(a)

to correct the Omission to the extent possible by passing a rectification resolution and authorizing the Company to correct any documents or filings that may have included the Omission; and

(b)

to confirm, ratify and approve:

(i)

the attachment of the Special Rights to the Preferred shares of the Company;

(ii)

the amendment of the Special Rights to the extent necessary to ensure compliance with s.438(3) of the British Columbia Business Corporations Act;

(iii)

the amendment of the Special Rights to renumber the provisions contained therein in order that they will follow in numerical sequence to the existing Articles of the Company; and

(iv)

the amendment of the Articles of the Company by the addition of the Special Rights as amended.

Shareholders will be requested to pass the following special resolutions:

"RESOLVED, as special resolutions, that:

1.

If deemed necessary by the directors of the Company, any one director or officer of the Company be authorized to correct any documents or filings that may have included the Omission and to update the basic records of the Company.

2.

The attachment of the Special Rights to the Preferred shares of the Company be hereby confirmed, ratified and approved.

3.

The Special Rights be amended to the extent necessary to ensure compliance with s.438(3) of the British Columbia Business Corporations Act.

4.

The Special Rights be amended by renumbering the provisions contained therein in order that they will follow in numerical sequence to the existing Articles of the Company.

5.

The existing Articles of the Company be amended by the addition of the Special Rights as amended by these resolutions and as set out on the attached Schedule "B".

6.

Any one or more of the directors and officers of the Company, or the Company's agent, Richards Buell Sutton LLP, is authorized and directed to execute and deliver the Notice of Alteration to a Notice of Articles, together with any supporting documentation required for the purpose of giving effect to these resolutions.

7.

Any one or more of the directors and officers of the Company, or the Company's agent, Richards Buell Sutton LLP, is authorized and directed to attend to the electronic filing of the Notice of Alteration to its Notice of Articles with the Registrar of Companies to reflect the amendments as approved by these resolutions.

8.

Any or all of these special resolutions may be revoked by the directors of the Company in their discretion by resolution without further approval, ratification or confirmation by the shareholders at any time prior to the Notice of Alteration, as set out above, being filed and effected in respect of these amendments and in such case, the directors of the Company are hereby authorized to abandon these amendments without further approval, ratification or confirmation by the shareholders of the Company and these shareholder resolutions approving and adopting these amendments shall be deemed to have been rescinded.

9.

Any one director of the Company is hereby authorized and directed for, on behalf and in the name of the Company to do all acts and things and sign, execute and deliver all such further applications, documents and instruments and make all filings as may be necessary or advisable in connection with the foregoing resolutions."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE RECTIFICATION OF THE CORPORATE MATTERS.

PROPOSAL FIVE
RATIFICATION OF ACTS AND DEEDS OF DIRECTORS

Shareholders will be requested to confirm, ratify and approve all acts, deeds and business done by, and the proceedings of, the directors and officers of the Company on behalf of the Company during the preceding year.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF ALL ACTS, DEEDS AND BUSINESS DONE BY, AND PROCEEDINGS OF, THE DIRECTORS AND OFFICERS OF THE COMPANY ON BEHALF OF THE COMPANY DURING THE PRECEDING YEAR.

PROPOSAL SIX

ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Securities Exchange Act of 1934 (the "Exchange Act") entitle the Company's shareholders to vote to approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in this Information Circular pursuant to the SEC’s rules.

The Company's executive compensation programs are designed to (1) motivate and retain executive officers, (2) reward the achievement of the Company's short-term and long-term performance goals, (3) establish an appropriate relationship between executive pay and short-term and long-term performance, and (4) align executive officers’ interests with those of the Company's shareholders. Under these programs, the Company's executive officers are rewarded for the achievement of financial operating goals and the realization of increased shareholder value. Please read the section herein entitled “Compensation of Executive Officers” for additional details about the Company's executive compensation programs, including information about the fiscal year 2013 compensation of the Company's named executive officers.

The Board of Directors continually reviews the compensation programs for the Company's executive officers to ensure they achieve the desired goals of aligning the Company's executive compensation structure with the interests of the Company's shareholders and current market practices.

The Company is asking shareholders to indicate their support for the Company's named executive officer compensation as disclosed in this Information Circular. This proposal, commonly known as a “say-on-pay” proposal, gives the Company's shareholders the opportunity to express their views on the Company's executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company's named executive officers and the philosophy, policies and practices described in this Information Circular. Accordingly, the Company asks its shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed in the Company's Information Circular for the 2014 Annual Meeting of Shareholders pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

The say-on-pay vote is advisory, and therefore not binding on the Company. The Company's Board of Directors value the opinions of the Company's shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Information Circular, the Company will consider the concerns of the shareholders and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION.

PROPOSAL SEVEN

ADVISORY VOTE ON THE FREQUENCY OF HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

In addition to the advisory approval of the Company's executive compensation program, the Company is also holding a non-binding advisory vote by shareholders on the frequency with which shareholders would have an opportunity to hold an advisory vote on the Company's executive compensation program. The Company has included this proposal among the items to be considered at the Meeting pursuant to the requirements of Section 14A of the Exchange Act. The Company is providing shareholders the option of selecting a frequency of one, two or three years, or withholding. For the reasons described below, the Company recommends that shareholders select a frequency of one year.

After careful consideration, our Board of Directors has determined that an advisory vote on executive compensation that occurs annually is the most appropriate choice for the Company. In formulating its recommendation, our Board considered that an annual advisory vote on executive compensation will allow shareholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement and information circular every year.

The Company recognizes that shareholders may have different views as to the best approach for the Company, and therefore the Company and Board of Directors encourage shareholders to express their preferences as to the frequency of an advisory vote on the compensation of our named executive officers.

This vote is advisory and not binding on the Company or the Board of Directors, but the Board of Directors will take into account the outcome of the vote when making decisions about how often the Company conducts advisory votes on the compensation of our named executive officers.

The proxy card provides shareholders with the opportunity to choose among four options (holding the vote every one, two or three years, or withholding) and, therefore, shareholders will not be voting to approve or disapprove the recommendation of the Board of Directors.

The option of one year, two years or three years that receives the highest number of votes cast by shareholders will be the frequency of the advisory vote on executive compensation that has been selected by shareholders. However, because this vote is advisory and not binding on the Board of Directors or the Company, the Board may decide that it is in the best interests of the Company's shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option most selected by shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR A "ONE-YEAR" FREQUENCY FOR HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

PROPOSAL EIGHT
PERMITTED AMENDMENTS TO OR VARIATIONS OF

Shareholders will be requested to consider any permitted amendments to or variations of any matter identified in the accompanying Notice, which may arise and be permitted by the Chair, at the Chair's discretion.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF ANY PERMITTED AMENDMENTS TO OR VARIATIONS OF ANY MATTER IDENTIFIED IN THE NOTICE.

PROPOSAL NINE
OTHER MATTERS

The Company knows of no other matters that are likely to be brought before the Meeting.  If, however, other matters not presently known or determined properly come before the Meeting, the persons named as Proxyholders on the accompanying Proxy or their substitutes will vote such Proxy with respect to such matters in accordance with their discretion.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF VOTING ON ANY OTHER MATTERS THAT MAY COME PROPERLY BEFORE THE MEETING AT THE DISCRETION OF THE PROXYHOLDERS.

PROPOSALS OF SHAREHOLDERS

Meeting Materials sent to Beneficial Shareholders who have not waived the right to receive Meeting Materials are accompanied by a Voting Instruction Form (“VIF”).  This VIF is provided instead of a Proxy.  By returning the VIF in accordance with instructions as provided on it, a Non-Registered Shareholder is able to instruct the Registered Shareholder how to vote on behalf of the Non-Registered Shareholder.  VIF’s, whether provided by the Company or by an Intermediary, should be completed and returned in accordance with the specific instructions noted on the VIF.

In either case, the purpose of this procedure is to permit Non-Registered Shareholders to direct the voting of the shares which they beneficially own.  Non-Registered Shareholders receiving a VIF cannot use that form to vote common shares directly at the Meeting - Non-Registered Shareholders should carefully follow the instructions set out in the VIF including those regarding when and where the VIF is to be delivered.  Should a Non-Registered Shareholder who receives a VIF wish to attend the Meeting or have someone else attend on their behalf, the Non-Registered Shareholder may request a legal proxy as set forth in the VIF, which will grant the Non-Registered Shareholder or their nominee the right to attend and vote at the Meeting.

Proposals which shareholders wish to be considered for inclusion in the Information Circular and proxy card for the 2015 Annual General Meeting of Shareholders must be received by the Corporate Secretary of the Company on or before August 31, 2014, and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and Division 7 of Part 5 of the Business Corporations Act (British Columbia).

ANNUAL REPORT ON FORM 10-K

A copy of the Company's combined Annual Report to Shareholders and Annual Report on Form 10-K for the year ended August 31, 2013 accompanies this Information Circular.  Additional copies will be furnished upon request and without charge to Beneficial Shareholders or Registered Shareholders by contacting Investor Relations, c/o Jewett-Cameron Trading Company Ltd., PO Box 1010, North Plains, Oregon USA 97133.

ADDITIONAL INFORMATION

Additional information relating to the Company is available on SEDAR at www.sedar.com or EDGAR at www.sec.gov.

Financial information on the Company is provided in the Company's comparative financial statements and the accompanying management's discussion and analysis for the most recently completed financial year ended August 31, 2013.  Printed copies of the Company's financial statements and the accompanying management's discussion and analysis may be obtained upon request from the Company, PO Box 1010, North Plains, Oregon, USA 97133, and are available for online viewing through the Company's SEDAR profile at www.sedar.com or on the SEC database at www.sec.gov.

CERTIFICATE

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

Dated at Vancouver, British Columbia, this 6th day of December, 2013.

/s/ Donald M. Boone

Donald M. Boone
President, CEO and Treasurer

SCHEDULE A

JEWETT-CAMERON TRADING COMPANY LTD.
(the “Company”)

AUDIT COMMITTEE CHARTER

Purpose of the Committee

The purpose of the Audit Committee (the “Committee”) of the Board of the Company is to provide an open avenue of communication between management, the Company’s independent auditors and the Board and to assist the Board in its oversight of:

(a)

the integrity, adequacy and timeliness of the Company’s financial reporting and disclosure practices;

(b)

the Company’s compliance with legal and regulatory requirements related to financial reporting; and

(c)

the independence and performance of the Company’s independent auditors.

The Committee shall also perform any other activities consistent with this Charter, the Company’s Articles and governing laws as the Committee or Board deems necessary or appropriate.

The Committee shall consist of at least three directors. Members of the Committee shall be appointed by the Board and may be removed by the Board in its discretion.  The members of the Committee shall elect a Chair from among their number.  A majority of the members of the Committee must not be officers or employees of the Company or of an affiliate of the Company.  The quorum for a meeting of the Committee is a majority of the members who are not officers or employees of the Company or of an affiliate of the Company.  With the exception of the foregoing quorum requirement, the Committee may determine its own procedures.

The Committee’s role is one of oversight. Management is responsible for preparing the Company’s financial statements and other financial information and for the fair presentation of the information set forth in the financial statements in accordance with generally accepted accounting principles (“GAAP”).  Management is also responsible for establishing internal controls and procedures and for maintaining the appropriate accounting and financial reporting principles and policies designed to assure compliance with accounting standards and all applicable laws and regulations.

The independent auditors’ responsibility is to audit the Company’s financial statements and provide their opinion, based on their audit conducted in accordance with generally accepted auditing standards, that the financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company in accordance with GAAP.

The Committee is responsible for recommending to the Board the independent auditors to be nominated for the purpose of auditing the Company’s financial statements, preparing or issuing an auditor’s report or performing other audit, review or attest services for the Company, and for reviewing and recommending the compensation of the independent auditors.  The Committee is also directly responsible for the evaluation of and oversight of the work of the independent auditors.  The independent auditors shall report directly to the Committee.

Authority and Responsibilities

In addition to the foregoing, in performing its oversight responsibilities the Committee shall:

1.

Monitor the adequacy of this Charter and recommend any proposed changes to the Board.

2.

Review the appointments of the Company’s Chief Financial Officer and any other key financial executives involved in the financial reporting process.

3.

Review with management and the independent auditors the adequacy and effectiveness of the Company’s accounting and financial controls and the adequacy and timeliness of its financial reporting processes.

4.

Review with management and the independent auditors the annual financial statements and related documents and review with management the unaudited quarterly financial statements and related documents, prior to filing or distribution, including matters required to be reviewed under applicable legal or regulatory requirements.

5.

Where appropriate and prior to release, review with management any news releases that disclose annual or interim financial results or contain other significant financial information that has not previously been released to the public.

6.

Review the Company’s financial reporting and accounting standards and principles and significant changes in such standards or principles or in their application, including key accounting decisions affecting the financial statements, alternatives thereto and the rationale for decisions made.

7.

Review the quality and appropriateness of the accounting policies and the clarity of financial information and disclosure practices adopted by the Company, including consideration of the independent auditors’ judgment about the quality and appropriateness of the Company’s accounting policies.  This review may include discussions with the independent auditors without the presence of management.

8.

Review with management and the independent auditors significant related party transactions and potential conflicts of interest.

9.

Pre-approve all non-audit services to be provided to the Company by the independent auditors.

10.

Monitor the independence of the independent auditors by reviewing all relationships between the independent auditors and the Company and all non-audit work performed for the Company by the independent auditors.

11.

Establish and review the Company’s procedures for the:

(a)

receipt, retention and treatment of complaints regarding accounting, financial disclosure, internal controls or auditing matters; and

(b)

confidential, anonymous submission by employees regarding questionable accounting, auditing and financial reporting and disclosure matters.

12.

Conduct or authorize investigations into any matters that the Committee believes is within the scope of its responsibilities. The Committee has the authority to retain independent counsel, accountants or other advisors to assist it, as it considers necessary, to carry out its duties, and to set and pay the compensation of such advisors at the expense of the Company.

13.

Perform such other functions and exercise such other powers as are prescribed form time to time for the audit committee of a reporting company in Parts 2 and 4 of Multilateral Instrument 52-110 of the Canadian Securities Administrators, the Business Corporations Act (British Columbia) and the Articles of the Company.

SCHEDULE B

JEWETT-CAMERON TRADING COMPANY LTD.
(the “Company”)

PART 28
SPECIAL RIGHTS AND RESTRICTIONS
ATTACHED TO THE PREFERRED SHARES

28.1

The Special Rights and Restrictions attaching to the Preferred shares as a class are as follows:

(i)

The Preferred shares may, upon compliance with the applicable provisions of the British Columbia Business Corporations Act (the "Act"), be issued at any time and from time to time in one or more series and the directors may, before the issue of shares of any particular series, alter the Notice of Articles of the Company to fix the number of and determine the designation of shares of that series and alter the Articles of the Company to create, define and attach the special rights and restrictions attaching to the shares of that series;

(ii)

Priority:  The Preferred Shares shall be entitled to priority over the common shares of the Company and all other shares ranking junior to the Preferred Shares with respect to the payment of dividends or the distribution of assets of the Company in the event of any liquidation, dissolution or winding-up of the Company or other distribution of assets of the Company among its shareholders for the purpose of winding up its affairs. If any cumulative dividends or amounts payable on a return of capital are not paid in full, the Preferred Shares of all series shall participate rateably in accordance with the amounts that would be payable on such shares if all such dividends were declared and paid in full or the sums which would be payable on such shares on the return of capital if all amounts so payable were paid in full, as the case may be.

(iii)

Amendments:  The rights, privileges, restrictions and conditions attaching to the Preferred Shares as a class may be repealed, altered, modified, amended or varied but only with the prior approval of the holders of the Preferred Shares given in the manner specified in paragraph (d) hereof.

(iv)

Consents and Approvals:  The consent or approval of the holders of the Preferred Shares with respect to any and all matters may be given in such manner as may then be required by law, subject to a minimum requirement that such consent or approval be given by one or more instruments signed by the holders of at least three-quarters of the issued and outstanding Preferred Shares or by a resolution passed by at least three-quarters of the votes cast at a meeting of the holders of the Preferred Shares duly called for that purpose and held upon at least 21 days' notice or such longer period as may be required by law at which the holder of the Preferred Shares representing not less than a majority of the aggregate consideration stated for all Preferred Shares then outstanding are present or represented by proxy. If at any such meeting the holders of the Preferred Shares representing not less than a majority of the aggregate consideration stated for all Preferred Shares then outstanding are not present or represented by proxy within half an hour after the time appointed for such meeting, then the meeting may be adjourned to such date and to such time as may be appointed by the chairman of the meeting. At such adjourned meeting the holders of the Preferred Shares present or represented by proxy may transact the business for which the meeting was originally called and the consent or approval of the holders of the Preferred Shares with respect thereto may be given by at least three-quarters of the votes cast at such adjourned meeting. The formalities to be observed with respect to the giving of notice of any such meeting and the conduct thereof shall be those from time to time prescribed by the articles of the Company with respect to meetings of shareholders. On every poll taken at every such meeting or adjourned meeting every holder of Preferred Shares shall be entitled to one vote in respect of each Preferred Share of which such holder is the registered holder.